UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013 (September 12, 2013)

THE GRILLED CHEESE TRUCK, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54070	27-3120288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Avenue, Suite 1526

New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 478-2571

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry Into A Material Definitive Agreement

On September 12, 2013, The Grilled Cheese Truck, Inc., a Nevada Corporation (the “Company”), entered into an Asset Purchase Agreement (the “Asset Sale Agreement”), by and between the American Food Truck Group, LLC, a Nevada limited liability company (the “Buyer”) and the Company (the “Seller”). Pursuant to the Asset Sale Agreement, the Buyer agreed to purchase certain intellectual property that was developed and owned by KOW Leasing Co., LLC, a Texas limited liability company (“KOW” and the intellectual property, the “KOW Assets”), which was part of the assets purchased by the Company from KOW pursuant to that certain Asset Purchase Agreement, dated August 8, 2013, between the Company, KOW, Hook & Ladder Draught House, LLC, a Texas limited liability company and Deepak Devaraj (the “HL Asset Purchase Agreement”). For a full description of the HL Asset Purchase Agreement, please see our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2013.

In consideration for the purchase of the KOW Assets, the Buyer agreed to: (i) pay the Company an up-front non-refundable cash payment of $200,000 on or before September 16, 2013, (ii) pay the Company a cash payment of $250,000 upon the closing of the Asset Sale Agreement, and (iii) issue to the Company membership interests equal to a twenty percent (20%) interest of the issued and outstanding membership interests in the Buyer upon the closing. In addition, the Buyer and Seller have agreed to enter into truck rental lease agreements pursuant to which Buyer will lease to the Seller, or franchisees or licensed operators of the Seller, one hundred (100) new food trucks, at prevailing market rates and on such other terms and conditions as mutually agreed to by the parties. The number of truck rentals will be in as follows: the Seller agrees to lease (i) twenty (20) trucks on or before March 31, 2014; and (ii) a minimum of ten (10) trucks per month after March 31, 2014. Pursuant to the terms of the Asset Sale Agreement, the transaction will close on October 1, 2013, or such other date mutually agreed upon by the parties.

The preceding summary of the Asset Sale Agreement is qualified in its entirety by reference to the full text of the Asset Sale Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement by and between the American Food Truck Group, LLC and the Company, dated September 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GRILLED CHEESE TRUCK, INC.

By:	/s/ Robert Y. Lee
Robert Y. Lee

Date: September 18, 2013